Related Party Transactions	6 Months Ended
Feb. 24, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
Successor
Tax Receivable Agreement

The TRA provides for the effective payment to the former equity holders of Atkins for cash savings, if any, in U.S. federal, state and local income tax, or franchise tax that is actually realized as a result of the Business Combination discussed in Note 7.

Execution of the Merger Agreement

In the first quarter of fiscal 2018, per the terms of the Merger Agreement, Simply Good Foods paid a working capital adjustment of $1.8 million to the former owners of Atkins which resulted in an increase to the previously recognized Goodwill.

Predecessor
Pursuant to an arrangement with the former majority stockholder of Atkins, the Predecessor Company was obligated to pay a management fee of the greater of $0.9 million or an amount equal to 2% of consolidated adjusted earnings before interest, tax, depreciation and amortization (EBITDA), as defined by the First Lien and Second Lien, which can be prorated upon a fiscal year-end change. Annual reimbursements for out-of-pocket expenses were limited to $0.2 million.

For the thirteen week predecessor period ended February 25, 2017, the management fee expense was $0.6 million. For the twenty-six week predecessor period ended February 25, 2017 the management fee expense was $1.0 million.